UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION

                           WASHINGTON,  DC  20549


                                  FORM  8-K

                               CURRENT  REPORT

              PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                  SECURITIES  EXCHANGE  ACT  OF  1934



  DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  JULY  15,  1998


                           BOATMEN'S AUTO TRUST 1996-A
                           ---------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    UNITED STATES
    OF AMERICA                 33-95450                   43-6752540
    ----------                 --------                   ----------
    (STATE OR OTHER            (COMMISSION FILE           (IRS EMPLOYER
    JURISDICTION OF             NUMBER)                    IDENTIFICATION NO.)
    INCORPORATION


                           BOATMEN'S AUTO TRUST 1996-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

       THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                        -------

(C)     EXHIBITS

99             MONTHLY  SERVICING REPORT FOR NATIONSBANK, N.A., BOATMEN'S AUTO
               TRUST  1996-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                          BOATMEN'S  AUTO  TRUST 1996-A
                          -----------------------------
                                   (REGISTRANT)



DATED:                             BY:  /S/SUZANNE  W.  CASTLEBERRY
                                        ---------------------------
                                   NAME:   SUZANNE  W.  CASTLEBERRY
                                   TITLE:  VICE  PRESIDENT
                                   NATIONSBANK,  N.A.
                                   (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99       MONTHLY  SERVICING REPORT FOR NATIONSBANK,N.A., BOATMEN'S AUTO TRUST
         1996-A

                                                                                Exhibit 99
                            NATIONSBANK,  N.  A.
          MONTHLY  SERVICING  REPORT  --  BOATMEN'S  AUTO  TRUST  1996-A
                 JUNE1,  1998  THROUGH  JUNE  30,  1998


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance                                                $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                 28.44%
    (ii)  Class A-1 Notes Balance                                          $ 82,654,904.00
    (iii) Class A-1 Notes Rate                                                      5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                 41.29%
    (ii)  Class A-2 Notes Balance                                          $120,000,000.00
    (iii) Class A-2 Notes Rate                                                        6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                 26.27%
    (ii)  Class A-3 Notes Balance                                          $ 76,343,707.00
    (iii) Class A-3 Notes Rate                                                        6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                             4.00%
    (ii)  Class B Certificates Balance                                     $ 11,624,943.00
    (iii) Class B Certificates Rate                                                   7.05%
(F) Servicing Fee Rate                                                                1.00%
(G) Weighted Average Coupon (WAC)                                                     9.53%
(H) Weighted Average Original Maturity (WAOM)                                        56.22   months
(I) Weighted Average Remaining Maturity (WAM)                                        49.45   months
(J) Number of Receivables                                                           24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                  2.00%
    (ii)  Reserve Account Initial Deposit                                  $  5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                         2.00%
          (b) Percent of Remaining Pool Balance                                       3.25%
          (c) Trigger Percent of Remaining Pool Balance                               6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance                                                $ 96,011,303.63
(B) Total Note and Certificate Pool Factor                                       0.3303631
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                           $          0.00
    (ii) Class A-1 Notes Pool Factor                                             0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                           $  8,042,653.63
    (ii) Class A-2 Notes Pool Factor                                             0.0670221
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                           $ 76,343,707.00
    (ii) Class A-3 Notes Pool Factor                                             1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                                      $ 11,624,943.00
    (ii) Class B Certificates Pool Factor                                        1.0000000
(G) Reserve Account Balance                                                $  5,760,678.22
(H) Cumulative Net Losses for All Prior Periods                            $  4,602,037.84
(I) Net Loss Ratio for Second Preceding Period                                        1.47%
(J) Net Loss Ratio for Preceding Period                                               0.48%
(K) Delinquency Ratio for Second Preceding Period                                     0.86%
(L) Delinquency Ratio for Preceding Period                                            1.08%
(M) Weighted Average Coupon (WAC)                                                     9.49%
(N) Weighted Average Remaining Maturity (WAM)                                        30.10   months
(O) Number of Receivables                                                           13,427

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                            $  5,950,071.23
    (ii)  Not Used                                                                    0.00
    (iii) Repurchased Loan Proceeds Related to Principal                              0.00
    (iv) Other Refunds Related to Principal                                           0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                  754,827.04
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)                                                     9.49%
(D) Weighted Average Remaining Maturity (WAM)                                        29.33   months
(E) Remaining Number of Receivables                                                 12,944
(F) Delinquent Receivables







                                      Dollar Amount          #Units
                                      -------------          ------
    (i)  30-59 Days Delinquent            2,902,768      3.23%  362  2.80%
    (ii)  60-89 Days Delinquent             605,712      0.67%   80  0.62%
    (iii) 90 Days or More Delinquent        494,816      0.55%   48  0.37%

(G) Repossessions
                                      Dollar Amount          #Units
-----------------                     -------------          ------
                                            377,579      0.42%   42  0.32%




D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income                                                      $   20,215.29
(B) Aggregate Net Losses before Liquidation Proceeds and Recoveries for Collection Period      60,715.16
(C) Liquidated Receivables Information
    (i)   Not Used                                                                                  0.00
    (ii)  Not Used                                                                                  0.00
    (iii) Recoveries on Previously Liquidated Contracts                                          (492.12)
(D) Aggregate Net Losses for Collection Period                                                 61,207.28
(E) Actual Number of Days in Interest Period                                                          30

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                                                   $  754,827.04
(B) Not Used                                                                                        0.00
(C) Repurchased Loan Proceeds Related to Interest                                                   0.00
(D) Recoveries from Prior Month Charge Offs                                                      (492.12)
(E) Investment Earnings from the Reserve Account                                               20,215.29
(F) Total Interest Collections                                                                774,550.21

Principal:
(G) Principal Payments Received                                                            $5,950,071.23
(H) Not Used                                                                                        0.00
(I) Repurchased Loan Proceeds Related to Principal                                                  0.00
(J) Other Refunds Related to Principal                                                              0.00
(K) Total Principal Collections                                                             5,950,071.23

(L) Total Collections                                                                      $6,724,621.44





II. DISTRIBUTIONS                                    		                                  Per $1,000 of
-----------------                          		                                                    Original Balance
                                                                       		                -----------------
(A) Total Interest Collections                                                         $      774,550.21
(B) Servicing Fee                                                                      $       80,009.42           0.28

Interest                                                                               Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                   Original Balance
                                                                                       -----------------
    (i)   Class A-1 Notes Monthly Interest Due                                         $            0.00              0
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)                           0.00              0
                                                                                       -----------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw)        $            0.00              0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                         $       42,559.04    0.354658684
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)                      42,559.04    0.354658684
                                                                                       -----------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw)        $            0.00              0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                         $      429,433.35          5.625
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)                     429,433.35          5.625
                                                                                       -----------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw)        $            0.00              0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                    $       68,296.54          5.875
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw)                 68,296.54          5.875
                                                                                       -----------------
    (iii)  Class B Certificates Monthly Interest Shortfall (after reserve fund draw)   $            0.00              0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)                 $      540,288.93
(H) Excess Interest                                                                    $      154,251.86

Principal
(I) Total Principal Collections                                                        $    5,950,071.23
(J) Draw on Reserve Fund for realized losses                                                   60,715.16
(K) Total Amount Available for Principal Distribution                                  $    6,010,786.39  Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                  			Original Balance
                                                                                       			-----------------
    (i)   Class A-1 Notes Monthly Principal Due                                                     0.00              0
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)                          0.00              0
                                                                                       -----------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw)                    0.00              0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                             6,010,786.39    50.08988658
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)                  6,010,786.39    50.08988658
                                                                                       -----------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw)                    0.00              0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                                     0.00              0
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)                          0.00              0
                                                                                       -----------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw)                    0.00              0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                                0.00              0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw)                     0.00              0
                                                                                       -----------------
    (iii)  Class B Certificates Monthly Principal Shortfall (after reserve fund draw)               0.00              0
(P) Total Note and Certificate Principal Paid                                               6,010,786.39
(Q) Total Distributions                                                                     6,631,084.74
(R) Excess Servicing Releases from Reserve Account to Servicer                                 41,743.84
(S) Amount of Draw from Reserve Account                                                        60,715.16
(T) Draw from Reserve Account plus Total Available Amount                                   6,785,336.60





  III. POOL BALANCES AND PORTFOLIO INFORMATION
------------------------------------------------
                                                     Beginning     End
                                                     of Period     of Period
                                                  ---------------  ---------------
(A) Balances and Principal Factors
(i)    Total Portfolio Balance                    $96,011,303.63   90,000,517.24
(ii)   Total Note  and  Certificate Pool Factor        0.3303631   0.3096807
(iii)  Class A-1 Notes Balance                              0.00   0.00
(iv)   Class A-1 Notes Pool Factor                     0.0000000   0.0000000
(v)    Class A-2 Notes Balance                      8,042,653.63   2,031,867.24
(vi)   Class A-2 Notes Pool Factor                     0.0670221   0.0169322
(vii)  Class A-3 Notes Balance                     76,343,707.00   76,343,707.00
(viii) Class A-3 Notes Pool Factor                     1.0000000   1.0000000
(ix)   Class B Certificates Balance                11,624,943.00   11,624,943.00
(x)    Class B Certificate Pool Factor                 1.0000000   1.0000000
(B) Portfolio Information
(i)   Weighted Average Coupon (WAC)                         9.49%  9.49%
(ii)  Weighted Average Remaining Maturity (WAM)      30.10 months  29.33 Months
(iii) Remaining Number of Receivables                     13,427   12,944
(iv)  Portfolio Receivable Balance                $96,011,303.63   90,000,517.24






IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance                                                       $5,760,678.22
(B) Draw for Realized losses                                                                    60,715.16
(C) Draw for Servicing Fee                                                                           0.00
(D) Draw for Class A-1 Notes Interest Amount                                                         0.00
(E) Draw for Class A-2 Notes Interest Amount                                                         0.00
(F) Draw for Class A-3 Notes Interest Amount                                                         0.00
(G) Draw for Class B Certificates Interest Amount                                                    0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates                                    60,715.16
(I) Excess Interest                                                                            154,251.86
(J) Reserve Account Balance Prior to Release                                                 5,854,214.92

(K) Reserve Account Required Amount                                                          5,812,471.08

(L) Final Reserve Account Required Amount                                                    5,812,471.08

(M) Reserve Account Release to Servicer                                                         41,743.84

(N) Ending Reserve Account Balance                                                           5,812,471.08

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and Recoveries for Collection Period   $   60,715.16
(B) Liquidated Contracts
    (i)   Not Used                                                                                   0.00
    (ii)  Not Used                                                                                   0.00
    (iii) Recoveries on Previously Liquidated Contracts                                           (492.12)
(C) Aggregate Net Losses for Collection Period                                                  61,207.28
(D) Net Loss Ratio for Collection Period (annualized)                                                0.79%
(E) Cumulative Net Losses for all Periods                                                    4,663,245.12
(F) Delinquent Receivables





                                  Dollar Amount          #Units
                                  -------------          ------
(i)  30-59 Days Delinquent            2,902,768      3.23%  362  2.80%
(ii)  60-89 Days Delinquent             605,712      0.67%   80  0.62%
(iii) 90 Days or More Delinquent        494,816      0.55%   48  0.37%






(G) Repossessions
                   Dollar Amount      #Units
                   --------------    ------
                          377,579       0.42%        42  0.32%



VI.  TESTS  FOR  INCREASE  IN  SPECIFIED  RESERVE  ACCOUNT  BALANCE
-------------------------------------------------------------------






(A) Ratio of Net Losses to the Average Pool Balance
(i) Second Preceding Collection Period                                                                    1.47%
(ii) Preceding Collection Period                                                                          0.48%
(iii) Current Collection Period                                                                           0.79%
(iv) Three Month Average (Avg(i,ii,iii))                                                                  0.91%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding Balance of Receivables.
(i) Second Preceding Collection Period                                                                    0.86%
(ii) Preceding Collection Period                                                                          1.08%
(iii) Current Collection Period                                                                           1.22%
(iv) Three Month Average (Avg(i,ii,iii))                                                                  1.05%

(C) Loss and Delinquency Trigger Indicator                                                  Trigger was not hit







The  undersigned  officers  of  NationsBank,  N.A.,  as  servicer,  pursuant  to  the  Sale  and  Servicing  Agreement hereby  certify  to  the  best  of  their  knowledge  and  belief  that  the  above  information  is  true  and  correct.





/s/  William  Kinyua                         /s/  Susan  R.  Faulkner
--------------------                         ------------------------
William  Kinyua                         Susan  Faulkner
Vice  President                         Senior  Vice  President




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-------